PARTICIPATION AGREEMENT

                                      Among

                           MET INVESTORS SERIES TRUST,

                    METLIFE INVESTORS USA INSURANCE COMPANY,

                     METLIFE INVESTORS DISTRIBUTION COMPANY

     THIS AGREEMENT, made and entered into as of the th day of , 2001 by and among METLIFE INVESTORS USA INSURANCE COMPANY, a [ ] stock life insurance company ("MetLife Insurance"), on its own behalf and on behalf of each of its separate accounts set forth on Schedule A hereto, as amended from time to time (each referred to as the "Account"), Met Investors Series Trust, a business trust organized under the laws of the State of Delaware (the "Trust") and METLIFE INVESTORS DISTRIBUTION COMPANY, a Delaware corporation (the "Distributor").



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         WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts of insurance companies that issue variable life insurance policies, variable annuity contracts and certificates relating to such policies or contracts (collectively, the "Variable Contracts") and which have entered into participation agreements with the Trust and its Distributor (the "Participating Insurance Companies"); and

         WHEREAS, the beneficial interests in the Trust are divided into series of shares, (each a "Portfolio"), each representing the interest in a particular managed portfolio of securities and other assets, and each Portfolio is divided or may be divided into one or more classes of shares, i.e., currently Class A shares, Class B shares and Class C shares, or such other classes of shares as may be created in the future (the "Classes"); and

         WHEREAS, one or more Portfolios or Classes thereof may be made available by the Trust to serve as funding vehicles for Participating Insurance Companies and their separate accounts funding Variable Contracts; and

         WHEREAS, the Trust has filed an application to obtain an order from the Securities and Exchange Commission (the "SEC") granting Participating Insurance Companies and their separate accounts funding Variable Contracts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust and each of its Portfolios or Classes to be sold to and held by insurance company separate accounts funding Variable Contracts of both affiliated and unaffiliated life insurance companies (the "Shared Funding Exemptive Order"); and

         WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act, and shares of its Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, Met Investors Advisory Corp., is the "Manager" of the Trust and is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered or exempt from registration under all applicable state securities laws; and

         WHEREAS, MetLife Insurance has registered or will register each of its Accounts as a unit investment trust under the 1940 Act and has registered or will register interests in each Account under the 1933 Act, other than those exempt from such registration under applicable statutory provisions or regulations; and

         WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of MetLife Insurance or through properly delegated authority, and divided into subaccounts, to set aside and invest assets attributable to the Variable Contracts; and

         WHEREAS, the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, MetLife Insurance intends to purchase shares in the Portfolios and one or more Classes thereof, listed on Schedule B hereto as amended from time to time (the "Designated Portfolios and Classes") on behalf of each Account, in order to fund certain of the Variable Contracts, and the Distributor is authorized to sell such shares to each Account at the net asset value applicable to such Portfolios and the Classes thereof.

         NOW, THEREFORE, in consideration of their mutual promises, MetLife Insurance, the Trust and the Distributor agree as follows:

                         ARTICLE I. Sale of Trust Shares

         1.1. The Distributor agrees to sell to each Account those shares of the Designated Portfolios and Classes for which it serves as the Trust's principal underwriter and which each Account orders, executing such orders on a daily basis at the net asset value per share next computed after receipt by the Trust or its designee of the order for the shares of the Designated Portfolios and Classes. For purposes of this Section 1.1, MetLife Insurance shall be considered the designee of the Trust for receipt of such purchase orders and receipt by MetLife Insurance shall constitute receipt by the Trust for purposes of calculating each Portfolio's net asset value per share; provided that the Trust receives notice of such order by 9:30 a.m. New York time on the next following day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

         1.2. The Trust agrees to make its shares of the Designated Portfolios and Classes available for purchase by each Account at the applicable net asset value per share on those days on which the Trust calculates the net asset value per share of the Designated Portfolios and Classes pursuant to rules of the SEC. The Trust shall use reasonable efforts to calculate the net asset value per share of the Designated Portfolios and Classes on each day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell shares of any Designated Portfolio or Class to any person, or suspend or terminate the offering of shares of any Portfolio or Class thereof, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio or Class thereof.

         1.3. The Trust and the Distributor agree that shares of the Designated Portfolios and Classes will be sold only to Participating Insurance Companies and/or their separate accounts funding Variable Contracts or to other persons or entities permitted under Section 817 of the Internal Revenue Code of 1986, as amended (the "Code"), or regulations promulgated thereunder. No shares of any Portfolio will be sold to the general public, except to the extent permitted under the Code.



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         1.4. The Trust and the Distributor will not sell Trust shares to any
Participating Insurance Company or separate account funding Variable Contracts unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.

         1.5. The Trust agrees to redeem for cash or in-kind, at the request of any Account or MetLife Insurance, any full or fractional shares of the Trust held by the Account or MetLife Insurance. The Trust will execute such requests on a daily basis at the net asset value per share of the Designated Portfolios and Classes next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.5, MetLife Insurance shall be considered the designee of the Trust for receipt of requests for redemption, and receipt by MetLife Insurance shall constitute receipt by the Trust for purposes of calculating each Portfolio's net asset value per share; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

         1.6. MetLife Insurance agrees that purchases and redemptions of shares of the Designated Portfolios and Classes offered by a then-current prospectus of the Trust shall be made in accordance with the provisions of such prospectus. MetLife Insurance agrees that all net amounts available under the Variable Contracts listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto (the "MetLife Insurance Contracts"), shall be invested in the Trust and in such other investment companies or other investment vehicles advised by the Manager as may be mutually agreed to in writing by the parties hereto, or in MetLife Insurance's general account. In addition, amounts also may be invested in investment companies other than the Trust if: (a) any such other investment company, or series thereof, has investment objectives or policies that are, in the opinion of the Manager, substantially different from the investment objectives and policies of the Portfolios of the Trust in which the Accounts invest; or (b) MetLife Insurance gives the Trust and the Distributor forty-five (45) days written notice of its intention to make such other investment companies available as a funding vehicle for the MetLife Insurance Contracts, and no written objection is received by MetLife Insurance; or (c) any such other investment companies were available as a funding vehicle for the MetLife Insurance Contracts prior to the date of this Agreement and MetLife Insurance so informs the Trust and Distributor prior to their signing this Agreement (a list of such other investment companies appears on Schedule C to this Agreement); or (d) the Trust and the Distributor consent to the use of any such other investment company.

         1.7.  MetLife  Insurance shall pay for shares of Designated  Portfolios and Classes thereof purchased for the Accounts or its general account on the business day on which an order to purchase Trust shares is made in accordance with the provisions of Section 1.1 hereof. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.9 and 2.10, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of MetLife Insurance and shall become the responsibility of the Trust.

         1.8. Issuance and transfer of the shares of the Designated Portfolios and Classes thereof will be by book entry only. Stock certificates will not be issued to MetLife Insurance or any Account. Shares ordered from the Trust will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

         1.9. The Trust shall furnish same day notice (by wire or telephone, followed by written confirmation) of any income dividends or capital gain distributions payable on the shares of the Designated Portfolios and Classes thereof. MetLife Insurance and each Account hereby elect to receive all such income dividends and capital gain distributions as are payable on the shares of the Designated Portfolios and Classes thereof in additional shares of the relevant Designated Portfolios and Classes. (MetLife Insurance and each Account reserve the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.) The Trust shall provide notification by the end of the next Business Day of the number of shares so issued as payment of such dividends and distributions. The Trust shall provide advance notice to MetLife Insurance and each Account of any date on which the Trust reasonably expects to make a dividend distribution; normally this notice will be given at least ten (10) days in advance of the ex-dividend date.

         1.10. The Trust shall make the net asset value per share for each Designated Portfolio and Class thereof available to MetLife Insurance and each Account or their designee on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. New York time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. New York time.

                   ARTICLE II. Representations and Warranties

         2.1. MetLife Insurance represents and warrants that: (a) the MetLife Insurance Contracts will be issued and sold in compliance, in all material respects, with all applicable federal and state laws; and (b) it requires the Distributor to comply, in all material respects, with state insurance suitability requirements. MetLife Insurance further represents and warrants that: (a) it is an insurance company duly organized and in good standing under applicable law; (b) it has legally and validly established each Account, prior to any issuance or sale of interests therein, as a segregated asset account under applicable insurance laws; (c) it has registered or, prior to any issuance or sale of the MetLife Insurance Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the MetLife Insurance Contracts, unless such


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Accounts are exempt from such registration under applicable statutory provisions or regulations; and (d) it has registered or, prior to the issuance or sale of the MetLife Insurance Contracts, will register interests in the Accounts under the 1933 Act, unless interests in such Accounts are exempt from such registration under applicable statutory provisions or regulations.

         2.2. The Trust, to the best of its knowledge, represents and warrants that Trust shares sold pursuant to this Agreement shall be: (a) registered under the 1933 Act; and (b) duly authorized for issuance; and (c) sold in compliance with and all applicable federal securities laws. The Trust further represents and warrants that it is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its shares (the "Registration Statement") under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of shares of the Designated Portfolios and Classes. This requirement shall not, however, in any manner limit the Trust's ability to cease offering shares in one or more of the Designated Portfolios or Classes, provided such action complies with applicable laws and regulations.

         2.3. MetLife Insurance represents that the MetLife Insurance Contracts are currently treated as annuity, endowment or life insurance contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Trust and the Distributors immediately upon having a reasonable basis for believing that the MetLife Insurance Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.4. The Trust currently intends for one or more Classes, particularly Class B and Class C, to make payments to finance its distribution expenses pursuant to a Plan adopted under Rule 12b-1 under the 1940 Act, although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under Rule 12b-1, the Trust undertakes to have a Board, a majority of whose members are not interested persons of the Trust or its Distributor or Manager, and to otherwise comply with any then current SEC and SEC staff interpretations concerning Rule 12b-1 or any successor provision.

         2.5. The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states, except that the Trust represents that the investment objectives, policies, fees and expenses of each of the Designated Portfolios and Classes thereof are and shall at all times remain in compliance with the insurance laws of the State of Delaware, and the Trust and the Distributor severally represent that their respective operations are and shall at all times remain in compliance, in all material respects, with the insurance laws of the State of Delaware to the extent required to perform their respective obligations under this Agreement.

         2.6. The Distributor represents and warrants that: (a) it is a member in good standing of the NASD; and (b) it is registered as a broker-dealer with the SEC and all necessary states. The Distributor further represents that it will sell and distribute the Trust's shares in accordance with the laws of the State of Delaware and all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, the 1940 Act, and all applicable Rules of the NASD.

         2.7. The Trust represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply, in all material respects, with the 1940 Act.

         2.8. The Trust and the Distributor severally represent and warrant that all of their trustees, directors, officers, employees, investment managers and investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimal coverage required by Rule 17g-(1) of the 1940 Act or such related provisions as may be promulgated from time to time. The aforesaid fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.9. MetLife Insurance represents and warrants that all of its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Trust are covered by a blanket fidelity bond or similar coverage for the benefit of the Trust. MetLife Insurance further represents and warrants that said fidelity bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. MetLife Insurance agrees to make all reasonable efforts to see that this fidelity bond or another bond containing these provisions is continuously in effect and agrees to notify the Trust and the Distributor in the event that such coverage no longer applies.

             ARTICLE III. Prospectuses and Proxy Statements; Voting

         3.1. The Trust or its Distributor shall provide MetLife Insurance with as many printed copies of the Trust's current prospectus and statement of additional information and any supplements thereto for the Designated Portfolios and Classes thereof as MetLife Insurance may reasonably request. If requested by MetLife Insurance in lieu thereof, the Trust or its Distributor shall provide camera-ready film containing the Trust's prospectus and statement of additional information and any supplements thereto for the Designated Portfolios and Classes thereof, and such other assistance as is reasonably necessary in order for MetLife Insurance once each year (or more frequently if the prospectus and/or statement of additional information for the Designated Portfolios and Classes thereof is amended during the year) to have the prospectus for the Account, with respect to the MetLife Insurance Contracts, and the Trust's prospectus printed together in one document, and to have the statement of additional information for the Trust and the statement of additional information for the Account, with respect to the MetLife Insurance Contracts, printed together in one document. Alternatively, MetLife Insurance may print the prospectus and/or statement of additional information for the Designated Portfolios and Classes thereof in combination within the prospectuses and statements of additional information for other investment companies. To the extent that the foregoing Trust prospectuses, statements of additional information and any supplements thereto are with respect to Class B or Class C shares, or other Classes of shares subject to a Plan adopted under Rule 12b-1 under the 1940 Act, the cost of preparing, printing, and distributing such documents will be at the expense of such Class or Classes of shares, with respect to prospective owners of MetLife Insurance Contracts. In addition, with respect to prospectuses and statements of additional information for the Designated Portfolios and Classes thereof provided by MetLife Insurance to its existing owners of MetLife Insurance Contracts ("Contract owners") in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of preparing, printing, mailing and otherwise distributing such prospectuses and statements of additional information and any supplements thereto shall be borne by the Trust. Furthermore, if in such case MetLife Insurance or the Distributor are provided with camera-ready film of such documents in lieu of printed documents, MetLife Insurance or the Distributor shall request reimbursement from the Trust for their printing, mailing and other costs associated with such distribution.

         MetLife Insurance and the Distributor each agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses or the expenses of any Class do not include the cost of printing, mailing and otherwise distributing any prospectuses, statements of additional information or supplements thereto for the Designated Portfolios and Classes thereof other than those actually distributed (a) to existing Contract owners; or (b) under a Rule 12b-1 Plan for a particular Class of shares to prospective Contract owners.

         3.2 MetLife Insurance may alter the form of the Trust's prospectus, statement of additional information, annual and semi-annual reports to shareholders, proxy statements, and other Trust documents with the prior approval of the Trust. MetLife Insurance shall bear all costs associated with such alteration of form.

         3.3. The Trust's prospectus for the Designated Portfolios and Classes thereof shall state that the statement of additional information for the Designated Portfolios and Classes thereof is available from the Distributor or MetLife Insurance (or in the Trust's discretion, the prospectus shall state that such statement of additional information is available from the Trust).

         3.4. The Trust, at its expense, shall provide MetLife Insurance with copies of its proxy statements, annual and semi-annual reports to shareholders, and other communications to shareholders in such quantities as MetLife Insurance shall reasonably require for mailing or otherwise distributing such materials to Contract owners and shall assume all expenses associated with mailing or otherwise distributing those materials. In the alternative, the Trust shall reimburse MetLife Insurance for its costs in printing, mailing and distributing such materials to Contract owners.

         3.5.  If and to the extent required by law, MetLife Insurance shall:

                           (a) solicit voting instructions from Contract owners;

                           (b) vote the Trust shares for the Designated
         Portfolios and Classes in accordance with instructions received from


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         Contract owners; and

                           (c) vote Trust shares for the Designated Portfolios and Classes for which no instructions have been received in a particular Account in the same proportion as Trust shares for the Designated Portfolios and Classes for which instructions have been received so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for Contract owners. MetLife Insurance reserves the right to vote Trust shares held in any Account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Trust calculates voting privileges in a manner consistent with the standards adopted by the Board, which standards will be provided to all other Participating Insurance Companies.

         3.6. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will comply with
Section 16(c) of the 1940 Act as well as with Sections 16(a) and, if and when applicable, Section 16(b). Further, the Trust will act in accordance with the SEC or SEC staff's written interpretation concerning the requirements of Section 16(a) with respect to periodic elections of Trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

         4.1. MetLife Insurance shall furnish, or shall cause to be furnished, to the Trust or its designee, the form of each piece of sales literature or other promotional material in which the Trust, the Manager or the Distributor are named prior to its first use. No such material shall be used if the Trust or its designee reasonably objects to its use after the Trust's receipt of such material.



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         4.2. MetLife Insurance shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the MetLife Insurance Contracts other than the information or representations contained in or accurately derived from the Registration Statements, prospectus or statement of additional information for the Trust, as such Registration Statements, prospectus or statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee, except with the permission of the Trust or its designees.

         4.3. The Trust or the Distributor, or their respective designees, shall furnish, or shall cause to be furnished, to MetLife Insurance or its designees, the form of each piece of sales literature or other promotional material in which MetLife Insurance is named prior to its use. No such material shall be used if MetLife Insurance or its designees reasonably object to its use after receipt of such material.

         4.4. The Trust and the Distributor shall not give any information or make any representations on behalf of MetLife Insurance or concerning MetLife Insurance, each Account, or the MetLife Insurance Contracts other than the information or representations contained in or accurately derived from a registration statement, prospectus or Statement of Additional Information for the Accounts with respect to the MetLife Insurance Contracts, as such registration statement, prospectus or Statement of Additional Information may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by MetLife Insurance for distribution to Contract owners, or in sales literature or other promotional material approved by MetLife Insurance or its designees, except with the permission of MetLife Insurance.

         4.5. The Trust shall provide to MetLife Insurance at least one complete copy of all Registration Statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, contemporaneously with the filing of such document with the SEC, the NASD, or other regulatory authorities.

         4.6. MetLife Insurance shall provide to the Trust at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the MetLife Insurance Contracts or any Account if such document also relates to the Trust, contemporaneously with the filing of such document with the SEC, the NASD, or other regulatory authorities.

         4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Trust or any affiliate of the Trust: advertisements (including materials published or designed for use in a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic messages or communications or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials. However, it is anticipated that materials provided solely: (a) internally to MetLife Insurance's or the Distributor's own employees or counsel; or (b) to certain designated third parties and that are not designed to be provided or communicated in any manner to the general public (e.g., training materials provided to Distributor or agents) will not be filed with the SEC, the NASD, or any state securities or insurance regulatory authorities, although such materials will be prepared in accordance with applicable laws.

                          ARTICLE V. Fees and Expenses

         5.1. The Trust and the Distributor shall pay no fee or other compensation to MetLife Insurance under this Agreement except for: (a) items covered in Article III; or (b) pursuant to a Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act to finance the distribution expenses of any Class. Nevertheless, the Distributor may make payments to MetLife Insurance or to any distributor for the MetLife Insurance Contracts in amounts agreed to by the Distributor in any writing, and such payments by the Distributor (other than pursuant to a Rule 12b-1 Plan) may be made out of existing fees otherwise payable to the Distributor, past profits of the Distributor, or other resources available to the Distributor.

         5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust. Without limiting the foregoing, the Trust shall see to it that all shares are registered and authorized for issuance prior to their sale in accordance with applicable federal law, and shall bear all expenses with respect to: registration and qualification of the Trust's shares; preparation and filing of the Trust's Registration Statement, prospectus, statement of additional information, proxy materials, and reports; setting the prospectus and statement of additional information in type; setting in type, printing, mailing or otherwise distributing proxy materials and semi-annual and annual reports sent to Contract owners (including the costs of setting in type, printing, mailing or otherwise distributing a prospectus that constitutes an annual report) and if certain Classes of the Trust so elect and the Rule 12b-1 Plan so provides, the preparation, printing, mailing or otherwise distributing of such materials to prospective owners of MetLife Insurance Contracts; the preparation of all statements and notices required by any federal or state law; and all taxes on the issuance or transfer of the Trust's shares.

                  ARTICLE VI. Diversification AND QUALIFICATION

         6.1. The Trust represents that: (a) it currently has elected or will elect to qualify as a regulated investment company under Subchapter M of the Code; (b) it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); (c) it will notify MetLife Insurance immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future; and (d) it will seek to minimize any damages and to rectify its failure to so qualify promptly. The Trust acknowledges that any failure to qualify as a regulated investment company will eliminate the ability of the Accounts to avail themselves of the "look through" provisions of Section 817(h) of the Code and that, as a result, the MetLife Insurance Contracts will almost certainly fail to qualify as life insurance and annuity contracts under Section 817(h) of the Code.

         6.2. The Trust further represents that it will at all times invest money from the Accounts in such a manner as to assure that the MetLife Insurance Contracts will be treated as variable annuity or variable life insurance contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Trust represents that it will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Trust, the Trust warrants that it will take all reasonable steps: (a) to immediately notify MetLife Insurance of such breach; and (b) to adequately diversify the Trust's assets so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. Potential Conflicts

         7.1. The Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all variable annuity and variable life insurance separate accounts investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; or (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; or (c) an administrative or judicial decision in any relevant proceeding; or (d) the manner in which the investments of any Designated Portfolio are being managed; or (e) a difference in voting instructions given by owners of Variable Contracts; or (f) a decision by an insurer to disregard the voting instructions of owners of Variable Contracts. The Board shall promptly inform MetLife Insurance if it determines that a irreconcilable material conflict exists and the implications thereof.

         7.2. MetLife Insurance will report any potential or existing conflicts, of which it is aware, to the Board. MetLife Insurance will assist the Board in carrying out its responsibilities under any Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by MetLife Insurance to inform the Board whenever the voting instructions of owners of Variable Contracts are disregarded. MetLife Insurance's responsibilities under this Section 7.2 will be carried out with a view only to the interests of its Contract owners.

         7.3. If it is determined by a majority of the Board, or a majority of its disinterested Trustees, that an irreconcilable material conflict exists, MetLife Insurance and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (a) withdrawing the assets allocable to some or all of the variable annuity and variable life insurance separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether such withdrawal should be implemented to a vote of all affected owners of Variable Contracts and, as appropriate, withdrawing the assets of any appropriate group (i.e., owners of variable annuity contracts or owners of variable life insurance contracts of one or more Participating Insurance Companies) that votes in favor of such withdrawal, or offering to the affected owners of Variable Contracts the option of making such a change; and (b) establishing a new registered management investment company or managed separate account. MetLife Insurance's responsibilities under this Section 7.3 will be carried out with a view only to the interests of Contract owners.

         7.4. If an irreconcilable material conflict were ever to arise because of a decision by MetLife Insurance to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, MetLife Insurance may be required, at the Trust's election, to withdraw the affected Account's (or subaccount's) investment in the Trust and terminate this Agreement with respect to such Account (or subaccount); provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing irreconcilable material conflict as determined by a majority of the disinterested members of the Board. No charge or penalty shall be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented and, until the end of that six (6) month period, the Distributor and Trust shall continue to accept and implement orders by MetLife Insurance for the purchase (and redemption) of shares of the Trust.

         7.5. If an irreconcilable material conflict were ever to arise because a particular state insurance regulator's decision applicable to MetLife Insurance conflicts with the majority of other state regulators, then MetLife Insurance shall withdraw the affected Account's (or subaccount's) investment in the Trust and terminate this Agreement with respect to such Account (or subaccount) within six (6) months after the Board informs MetLife Insurance in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing irreconcilable material conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six (6) month period, the Distributor and the Trust shall continue to accept and implement orders by MetLife Insurance for the purchase (and redemption) of shares of the Trust.

         7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the MetLife Insurance Contracts. MetLife Insurance shall not be required by Section
7.3 to establish a new funding medium for the MetLife Insurance Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then MetLife Insurance will withdraw the Account's (or subaccount's) investment in the Trust and terminate this Agreement within six (6) months after the Board informs MetLife Insurance in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such
irreconcilable   material   conflict  as   determined   by  a  majority  of  the
disinterested members of the Board.

         7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then: (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and
7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted; and (c) this Agreement shall be otherwise amended by the Trust, without the need for any consent of the other parties, as required by such change in law.

                          ARTICLE VIII. Indemnification

8.1.  Indemnification By MetLife Insurance

         8.1(a). MetLife Insurance agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributor and the directors and officers and each person, if any, who controls any such person within the meaning of
Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of MetLife Insurance), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the MetLife Insurance Contracts or interests in the Accounts and:

                           (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or statement of additional information for the MetLife Insurance Contracts or contained in the MetLife Insurance Contracts or sales literature for the MetLife Insurance Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to MetLife Insurance by or on behalf of the Trust for use in the registration statement, prospectus, or statement of additional information for the MetLife Insurance Contracts or in the MetLife Insurance Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the MetLife Insurance Contracts or Trust shares; or

                           (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or statement of additional information, or sales literature of the Trust not supplied by MetLife Insurance or persons under its control) or wrongful conduct of MetLife Insurance or persons under its control, with respect to the sale or distribution of the MetLife Insurance Contracts or Trust shares; or

                           (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or statement of additional information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of MetLife Insurance; or

                           (iv) arise as a result of any failure by MetLife Insurance to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

                           (v) arise out of or result from any material breach of any representation and/or warranty made by MetLife Insurance in this Agreement or arise out of or result from any other material breach of this Agreement by MetLife Insurance; as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

         8.1(b). MetLife Insurance shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities, or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, whichever is applicable.

         8.1(c). MetLife Insurance shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified MetLife Insurance in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify MetLife Insurance of any such claim shall not relieve MetLife Insurance from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, MetLife Insurance shall be entitled to participate, at its own expense, in the defense of such action. MetLife Insurance also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from MetLife Insurance to such party of MetLife Insurance's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and MetLife Insurance will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.1(d). The Indemnified Parties shall promptly notify MetLife Insurance of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust's shares or the MetLife Insurance Contracts or the operation of the Trust.

         8.2.  Indemnification by the Distributor

         8.2(a). The Distributor agrees to indemnify and hold harmless MetLife Insurance, the Trust and each of their directors and officers and each person, if any, who controls MetLife Insurance within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the MetLife Insurance Contracts or interests in the Accounts and:

                           (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or statement of additional information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Trust by or on behalf of MetLife Insurance for use in the Registration Statement, prospectus, or statement of additional information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the MetLife Insurance Contracts or Trust shares; or

                           (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or statement of additional information, or sales literature for the MetLife Insurance Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the MetLife Insurance Contracts or Trust shares; or

                           (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or statement of additional information or sales literature covering the MetLife Insurance Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to MetLife Insurance by or on behalf of the Distributor or the Trust; or

                           (iv) arise as a result of any failure by the Distributor or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributor or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in
         Article VI of this Agreement); or

                           (v) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities, or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to MetLife Insurance or any Account, whichever is applicable.

         8.2(c). The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.2(d). MetLife Insurance agrees promptly to notify the Distributor of the commencement of any material litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the MetLife Insurance Contracts or the operation of each Account.

         8.3. Indemnification By the Trust

         8.3(a). The Trust agrees to indemnify and hold harmless MetLife Insurance and each of its directors and officers and each person, if any, who controls MetLife Insurance within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, or are related to the operations of the Trust and:

                           (i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

                           (ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

         8.3(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities, or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to MetLife Insurance, the Trust, the Distributor or each Account, whichever is applicable.

         8.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.3(d). MetLife Insurance and the Distributor each agree promptly to notify the Trust of the commencement of any material litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the MetLife Insurance Contracts, with respect to the operation of any Account, or the sale or acquisition of shares of the Trust.

                           ARTICLE IX. Applicable Law

         9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of California.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules, and regulations as the SEC may grant (including, but not limited to, any Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination

         10.1. This Agreement shall continue in full force and effect until the first to occur of:

         (a) termination by any party, with or without cause, upon six (6) months' advance written notice delivered to the other parties; or

         (b) termination by MetLife Insurance upon thirty (30) days' written notice to the Trust, the Manager and the Distributor with respect to any Designated Portfolio or Class thereof based upon MetLife Insurance's determination that shares of such Designated Portfolio or Class thereof are not reasonably available to meet the requirements of the MetLife Insurance Contracts or are not consistent with MetLife Insurance's obligations to Contract owners; or

         (c) termination by MetLife Insurance upon thirty (30) days' written notice to the Trust, the Manager and the Distributor with respect to any Designated Portfolio or Class thereof in the event any of the Designated Portfolio's shares or any shares with respect to any Class are not registered, issued or sold in accordance with applicable federal and/or state law or such law precludes the use of such shares as the underlying investment media of the MetLife Insurance Contracts issued or to be issued by MetLife Insurance; or

         (d) termination by MetLife Insurance by written notice to the Trust and the Distributor with respect to any Designated Portfolio or Class thereof in the event that such Designated Portfolio or Class thereof ceases to qualify as a regulated investment company under Subchapter M of the Code or any other failure under Section 817 of the Code, or under any successor or similar provision of either, or if MetLife Insurance reasonably believes that the Trust may fail to so qualify; or

         (e) termination by either the Trust or the Distributor by written notice to MetLife Insurance, if the Trust or the Distributor shall determine, in its sole judgment exercised in good faith, that MetLife Insurance and/or its affiliated companies have suffered a material adverse change in their business, operations, financial condition, or prospects since the date of this Agreement or are the subject of material adverse publicity; but no termination shall be effective under this subsection (e) until MetLife Insurance has been afforded a reasonable opportunity to respond to a statement by the Trust or the Distributor concerning the reason for notice of termination hereunder; or

         (f) termination by MetLife Insurance by written notice to the Trust and the Distributor, if MetLife Insurance shall determine, in its sole judgment exercised in good faith, that either the Trust, the Manager or the Distributor has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; but no termination shall be effective under this subsection (f) until the Trust, the Manager or the Distributor have been afforded a reasonable opportunity to respond to a statement by MetLife Insurance concerning the reason for notice of termination hereunder.

         10.2. Notwithstanding any termination of this Agreement, the Trust and the Distributor shall, at the option of MetLife Insurance, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all MetLife Insurance Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing MetLife Insurance Contracts"). Specifically, without limitation, the owners of the Existing MetLife Insurance Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust, and/or invest in the Trust upon the making of additional purchase payments under the Existing MetLife Insurance Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

         10.3. MetLife Insurance shall not redeem Trust shares attributable to the MetLife Insurance Contracts (as opposed to Trust shares attributable to MetLife Insurance's assets held in any Account) except: (a) as necessary to implement Contract owner initiated or approved transactions; or (b) as required by federal and/or state laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (c) as permitted pursuant to Section 26(b) of the 1940 Act or otherwise pursuant to an order of the SEC that permits MetLife Insurance to redeem Trust shares attributable to MetLife Insurance Contracts. Upon request, MetLife Insurance shall promptly furnish to the Trust and the Distributor the opinion of counsel for MetLife Insurance (which counsel shall be reasonably satisfactory to the Trust and the Distributor) to the effect that any redemption pursuant to clause (b) above is a Legally Required Redemption or any redemption pursuant to clause (b) is permitted without first obtaining an order of the SEC pursuant to Section 26(b) or any other provision of the 1940 Act. Furthermore, except in cases where permitted under the terms of the MetLife Insurance Contracts, and as may be in the best interests of Contract owners, as determined by MetLife Insurance, MetLife Insurance shall not prevent Contract owners from allocating payments to a Designated Portfolio or Class thereof that was otherwise available under the MetLife Insurance Contracts without first giving the Trust or the Distributor ninety (90) days' notice of its intention to do so.

         10.4. Notwithstanding any termination of this Agreement for any reason, the terms and conditions of the following provisions of this Agreement shall remain in effect with respect to any Existing Contract, for so long as any assets invested in the Trust are attributable to such Existing Contract:
Sections 1.3 to 1.10 of Article I (governing the pricing and redemption of shares); Article II (Representations and Warranties); Sections 3.1 through 3.4 and 3.6 of Article III (Prospectuses and Proxy Statements, and Voting); Articles IV through IX (Sales Material and Information; Fees and Expenses; Diversification and Qualification; Potential Conflicts; Indemnification; and Applicable Law); Article XI (Notices); and Sections 12.1, 12.2, and 12.5 through
12.8 of Article XII (Miscellaneous). Further, notwithstanding any termination of this Agreement for any reason, the terms and conditions of the following provisions of this Agreement shall remain in effect with regard to MetLife Insurance Contracts whose assets were previously invested in the Trust: Article II (Representations and Warranties), Article VI (Diversification and Qualification) and Article VII (Indemnification).

                               ARTICLE XI. Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

         Met Investors Series Trust
         1350 Newport Center Drive
         Suite 1350
         Newport Beach, California 92660
         Attention:  Elizabeth M. Forget

If to MetLife Insurance:

         MetLife Investors USA Insurance Company
         Attention:

If to the Distributor:

         MetLife Investors Distribution Company
         1350 Newport Center Drive
         Suite 1350
         Newport Beach, California 92660
         Attention:  James A. Shepherdson

                           ARTICLE XII. Miscellaneous

         12.1. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Board (or its members), officers, agents, or shareholders shall assume any personal liability for obligations entered into on behalf of the Trust.

         12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the Contract owners and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate, or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party. Without limiting the foregoing, no party hereto shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including without limitation the SEC, the NASD, and state securities or insurance regulators).

         12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         12.7. The rights, remedies, and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, to which the parties hereto are entitled under federal and state laws.

         12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Distributor may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Distributor (but in such event the Distributor shall continue to be liable under Article VIII of this Agreement for any indemnification due to MetLife Insurance and the Trust, and the assignee shall also be liable), if such assignee is duly licensed and registered to perform the obligations of the Distributor under this Agreement.

         12.9. MetLife Insurance shall furnish, or shall cause to be furnished, to the Trust or its designee upon request copies of the following reports:

         (a) MetLife Insurance's annual statements (prepared under statutory accounting principles) and annual reports (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within ninety (90) days after the end of each fiscal year;

         (b) any material financial statement, proxy statement, notice, or report of MetLife Insurance sent to policyholders, as soon as practical after the delivery thereof to stockholders;

         (c) any registration statement (without exhibits) and financial reports of MetLife Insurance filed with the SEC or any state insurance regulator, as soon as practical after the filing thereof; and

         (d) any other report submitted to MetLife Insurance by independent accountants in connection with any annual, interim, or special audit made by them of the books of MetLife Insurance, as soon as practical after the receipt thereof; but nothing in this subsection shall require MetLife Insurance to disclose any information that is privileged or which, if disclosed, would put MetLife Insurance at a competitive disadvantage or is both: (a) confidential; and (b) not material to MetLife Insurance's financial condition.

         12.10 At the request of any party to this Agreement, each other party will make available to the requesting party's independent auditors and/or representatives of the appropriate regulatory agencies, all records, data, and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

         12.11 Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

MET INVESTORS SERIES TRUST

By:
         -----------------------------------
Name:
Title:


METLIFE INVESTORS USA INSURANCE COMPANY

By:
         -----------------------------------
Name:
Title:


METLIFE INVESTORS DISTRIBUTION COMPANY

By:
         -----------------------------------
Name:
Title:


                                   SCHEDULE A
              ACCOUNTS AND ASSOCIATED VARIABLE INSURANCE CONTRACTS


Name of Account


MetLife Insurance Contracts
Funded By Account

                                   SCHEDULE B
                        DESIGNATED PORTFOLIOS AND CLASSES


                                  Portfolios of
                           Met Investors Series Trust

                           [revise list as applicable
                                 to reflect the
                               specific portfolios
                               and classes used to
                                fund the variable
                               contracts that are
                               the subject of this
                                   agreement]

                       J.P. Morgan Quality Bond Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                     J.P. Morgan Small Cap Stock Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                      J.P. Morgan Enhanced Index Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                      J.P. Morgan Select Equity Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                   J.P. Morgan International Equity Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                      Lord Abbett Bond Debenture Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                      Lord Abbett Mid-Cap Value Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                    Lord Abbett Developing Growth Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                    Lord Abbett Growth and Income Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                   Lord Abbett Growth Opportunities Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                           Firstar Balanced Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                        Firstar Equity Income Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                    Firstar Growth & Income Equity Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                           BlackRock Equity Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                   BlackRock U.S. Government Income Portfolio:
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                            Putnam Research Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                   Oppenheimer Capital Appreciation Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                          PIMCO Total Return Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                          PIMCO Money Market Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                           PIMCO Innovation Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                          MFS Mid Cap Growth Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                      MFS Research International Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                        Janus Aggressive Growth Portfolio
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares